UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2021

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-84976

(Commission File Number)

98-0358040

(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Lamperd Less Lethal Offers a Full Line of Humane Animal Distraction Products to Protect Officers from Aggressive Dogs and Other Animals Without Use of Deadly Force

Less Lethal Devices and Munitions with Years of Proven Effectiveness in Safely Preventing Animal Attacks

SARNIA, ON / June 2, 2021 / Lamperd Less Lethal, Inc. (OTC PINK:LLLI), an innovation leader and manufacturer of advanced security solutions for law enforcement, military and security agencies worldwide has developed a full line of products for police, animal control and other officers to offer effective protection form attack by dogs or other animals without resorting to the use of deadly force.

Police and other officers encounter aggressive dogs and other potentially dangerous animals on a regular basis. The use of deadly force in these situations too often results in the killing of someone’s pet or other animals including wildlife which should not have to lose their lives. To address this serious and widespread problem, Lamperd offers a selection of special munitions and devices which can be used as alternatives to deadly force to distract or harmlessly ward off animals so that officers are not attacked and animals are not needlessly killed.

Lamperd has been supplying these types of products to police and other agencies for over 20 years and they have proven to deliver excellent results and reliability. Testimonial letters from agencies successfully using these products are available for review upon request.

Pictured from left to right are: 12 Gauge Distraction Round, SOC Rounds and Synthetic Rubber Bullet, 37mm & 40mm WASP Impact Rounds, 37mm & 40mm Aerial Burst Pepper Rounds, Hand Thrown Distraction Device, Pepper Blast Device and a Smoke Distraction Device. All these devices are non-toxic and do not disburse any harmful particles.

Distraction Round

This munition fires no projectile, only a loud, 170 dB report that can startle and distract an animal to dissuade it from aggression.

SOC WASP Impact Rounds

These munitions can be fired at an aggressive dog or other animal without causing any serious harm. The animal will simply be startled or slightly stunned and then most likely retreat. A  Training SOC Round is available which strikes with half the speed and force of the standard SOC Round.  The 37mm and 40mm versions fire a four-pronged, wide impact projectile.

Aerial Burst Pepper Rounds

The Lamperd Aerial Burst munitions can be fired to disburse a potent but harmless pepper compound into the air above or in front of an aggressive animal.  The result will be respiratory and visual impairment which will likely cause the animal to retreat or become docile enough for officers to safely gain control of it.

Hand Thrown Distraction Device

This device can be tossed in the direction of an aggressive animal to startle and distract with a loud “pop” sound of 80 dB.  There is no pepper or other irritant in this device and it releases no harmful debris.

Pepper Blast for Aggressive Dog Protection and Humane Animal Control

Lamperd’s Pepper Blast device is an ideal method for warding off aggressive dogs or other unwanted animals when properly used by trained personnel. Animal Control Officers, Police and other field professionals face the problem of protecting themselves from aggressive dogs or other animals on a regular basis. Traditional pepper sprays are not effective because they are very difficult to aim in a stressful situation. Pepper Blast now offers a better solution which can immediately ward off and drive away any animal without having to resort to the use of deadly force. The animal control version is larger than Lamperd’s standard Pepper Blast product to deliver a greater effect.

Thrown anywhere in the vicinity of the animal, Pepper Blast disburses a cloud of a powerful but harmless pepper compound that will repel any animal because of the severe distress it causes to the respiratory system and eyes. The effective coverage of the cloud is an area of approximately a 20-foot radius. There is also a loud popping sound which will startle and help frighten away animals. Pepper Blast does not release any harmful fragments, only the potent pepper compound.

In this animal control application, Pepper Blast is an option that is both humane for the animals and affords much better protection for users than common pepper sprays or other repellant measures. Lamperd Less Lethal offers training classes taught by experienced and accredited instructors to ensure that this product is used properly and effectively.

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Smoke Distraction Device for Humane Animal Control Use – Non Toxic

Makes Popping and Hissing Sounds and Emits Smoke for up to 2 Minutes / Non-Toxic & Harmless / Options for Multiple Pops

The Lamperd Smoke Distraction Device is ideal for humane animal control use to help drive off aggressive dogs or other animals without causing any harm. This device will make a popping sound when triggered and will emit white smoke for up to 2 minutes. There is also a distinct hissing sound and an acrid odor which animals find offensive. The smoke cloud produced is non-toxic. Dogs or other animals will naturally retreat from these effects thereby helping to prevent injury to anyone.

Additional models are available with multiple popping sounds from 2 to 5 pops for more effect.

Total weight is 164 grams. Size is only 5 inches tall with a 2 inch diameter. The device is coated in paraffin wax to make it weather resistant. The body of the device is made of lightweight plastic and cardboard so no harmful debris are produced.

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About the Company

Lamperd Less Lethal, Inc. (LLLI) is a developer, manufacturer and international sales company for advanced less lethal weapons, ammunition and other security products marketed to police, correctional, military and private security forces. The company manufactures and sells over 300 different products including small & large caliber projectile guns, flash-bang devices, pepper spray devices, 37mm & 40mm launching systems and interlocking riot shields. Lamperd also offers advisory services and hands-on training classes run by highly accredited instructors. For more information visit: http://www.lamperdlesslethal.com.

This press release contains forward-looking statements relating to Lamperd Less Lethal, Inc. Lamperd Less Lethal, Inc. undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.Safe Harbor for Forward-Looking Statements:This news release includes forward-looking statements. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are and will be set forth in the company's periodic filings with the U.S. Securities and Exchange Commission.

Contact: Lamperd Less Lethal, Inc.
Barry Lamperd, President & CEO (519) 344-4445
Email: info@lamperdlesslethal.com or sales@lamperdlesslethal.com

Company Website: http://www.lamperdlesslethal.com
Lamperd Less Lethal on Facebook: https://www.facebook.com/lamperdlesslethal
Lamperd Less Lethal on Instagram: https://www.instagram.com/llli_lamperd_lesslethal
Lamperd Less Lethal on Twitter: https://www.twitter.com/LLLI_LessLethal
Barry Lamperd on Twitter: https://www.twitter.com/lamperd_llli

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

Date: June 2, 2021	By:	/s/ Barry Lamperd
Barry Lamperd
President

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